Assured Pharmacy, Inc.
OTC BB: APHY

Mr. Robert DelVecchio
Chief Executive Officer

Safe Harbor Statement

Statements in this presentation are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations that could be affected by risks and uncertainties from time to time in Assured Pharmacy, Inc’s reports to the Securities and Exchange Commission, which include Assured Pharmacy, Inc’s Annual Report on Form 10-K.

Company Overview

Assured Pharmacy owns and operates specialty pharmacies that deliver a high level of care, service and compassion for individuals coping with chronic pain.

Ticker symbol:	APHY	Pharmacies:
52-week range:	$0.21 – $0.45	Riverside, CA	Las Vegas, NV (9/07)
Price:	$0.29 (10/2/07 close)	Santa Ana, CA	Lomita, CA (11/07)
Seattle, WA
Capitalization:		Portland, OR
Primary O/S:	53.9 MM shares	Cedar Hills, OR
Note conversion:	6.2 MM shares	Gresham, OR
Warrants/Options:	23.8 MM shares
Fully Diluted:	83.8 MM shares	Revenues:
		6 mos. 2007:	$6.0MM
Equity Market Cap:	$14.8 MM	2006:	$7.9MM
Insider Ownership:	10.5%	2005:	$3.8MM
Warrant Proceeds:	$10.8 MM	2004:	$900K

Company Overview

✓2005
o	Robert DelVecchio becomes CEO in February 2005
o	Restructured virtually every aspect of company operations
o	Sales increase to $3.8MM from $900K in 2004

✓2006
o	Established corporate infrastructure to support 20 stores
o	Opened first new pharmacy since 2004
o	Sales increase to $7.9MM from $3.8MM in 2005

✓2007
o	Opened second new pharmacy since 2004
o	Cash flow positive by Q407
o	Intend to open at least 5 new pharmacies
o	Sales projected to be $15MM to $17MM

Our Opportunity: Chronic Pain Patients

Prescription Pain Medication is the
Fastest Growing Segment of the Healthcare Industry

✓Prescription pain medication is a $100 billion/yr market in the U.S.

✓75 million Americans suffer from chronic, debilitating pain
o	80% of sufferers are between ages 24 and 64
o	Sufferers often misunderstood & alienated; “invisible” disease

✓Chronic pain is the #1 cause of adult disability in the U.S.
o	Causes more disability than cancer and heart disease combined
o	COST: 50 million workdays, $3 billion in wages, $100 billion productivity
o	80% of all physician visits; dearth of pain medicine training

Our Opportunity: Chronic Pain Patients

Most Pharmacies Specifically Choose Not
to Service Chronic Pain

✓Pharmacists bear personal liability

✓Chronic pain medications are targeted for theft

✓Intense scrutiny by DEA of recordkeeping & audit trail

✓Pain customer is largely deemed undesirable & immaterial

✓No longer stocked by many pharmacies

Our Opportunity: In the News

“A man …left behind $11,000 and prescription drugs police now suspect were stolen during a rash of pharmacy break-ins … Police seized OxyContin, oxycodone, Ritalin, morphine, methadone, codeine … On the street, the drugs are worth at least $200,000”

"A burglar broke into a Lake Forest medical center over the weekend, stealing an estimated $10,000 worth of pharmaceutical narcotics, including 40 bottles of OxyContin … The street value of these kinds of narcotics is much, much higher than the estimate here”

“… Columbus experienced three times as many pharmacy robberies in 2006 because of OxyContin and other narcotics … Some pharmacies won’t carry OxyContin because it’s a prescription for crime”

“The estate of a … man who died from overdosing on OxyContin stolen from a pharmacy … filed suit against pharmacist Michael J. Cleary and his pharmacy … suit claims the pharmacist did not properly safeguard narcotic medicines … Stalcup died in February after overdosing on OxyContin provided to him by his girlfriend … who worked as an assistant at the pharmacy and … was charged in criminal court with theft and unlawful delivery of a controlled substance”

The Assured Difference

Superior Level of Care

✓Pain medication specialists
o	Exceptionally knowledgeable, compassionate, responsive staff
o	Monthly calls to check-in and to provide refill assistance
o	Ready access to pharmacist
o	Established relationships with and credentialing of physicians
o	Complete fills and efficient renewal process

✓Complete care
o	“One-stop-shopping” for all prescription medications
o	Free next-day delivery
o	Pain-centric compounding capabilities and durable medical equipment

✓Highly attractive for in-demand pharmacists
o	Quality of life; no evening, weekend or holiday hours
o	Opportunity to practice pharmaceutical therapy
o	Mitigate personal liability by knowing customers and physicians
o	Financial incentives to maintain store growth targets

Why Assured Pharmacy?

Benefits to the Assured Client
✓Free home delivery; no more paper prescriptions
✓Fast; no more waiting in lines
✓Low cost prescriptions
✓Availability of difficult to obtain C2 and C3 medications
✓Friendly, caring staff

Benefits to the Physician
✓Free electronic prescribing provides patient history at a glance
✓Customized patient/DEA/drug reports
✓Eliminates calls from pharmacists due to illegible handwriting
✓Provide check for drug/food interactions and allergies
✓Minimize errors due to “look alike” and “sound alike” medications
✓Diligent, professional, available pharmacists

Leadership

Robert DelVecchio – Chief Executive Officer
✓Appointed CEO in February 2005
✓Elected to the Board of Directors in March 2005
✓Previously, CEO and President of Brockington Securities, Inc, an NASD licensed broker-dealer

Haresh Sheth – Chief Financial Officer
✓Appointed CFO in December 2006
✓Elected to the Board of Directors in December 2005.
✓Formerly, Group Financial Officer of Mosaic Capital Advisors LLC
✓Earlier, President of Janus Finance Corp.

Eric Mutter – Director of Pharmacy / Chief Technology Officer
✓Appointed Director of Pharmacy in February 2005 and CTO in May 2006
✓Earlier, served as a technology and information systems support consultant
✓Formerly, designed, implemented and managed a digital prescribing infrastructure for Pegasus Pharmacies

Leadership

Richard Falcone – Chairman, Board of Directors (2004)
✓Previously, CFO of the A Consulting Team, Inc.
✓Former CFO of Netgrocer.com
✓Former CFO of Bath and Beyond.
✓Former Director of Financial Control, and Director of Internal Finance and Operations for Tiffany & Company
✓Previously with PriceWatterhouseCoopers & Co.

James Manfredonia – Member, Board of Directors (2004)
✓Currently, Managing Director at Bear Stearns responsible for listed equity trading and NYSE operations.
✓Currently, Chairman of the NYSE Upstairs Traders Advisory Committee and a member of the Market Performance of the NYSE.
✓Previously, managed the listed trading desk at Merrill Lynch
✓Formerly, founder and general partner of a hedge fund/broker-dealer
✓Previously at Lehman Brothers, Salomon Brothers & Drexel Burnham.

An Assured Pharmacy

Assured Financial Results

Quarterly Revenues

~20% Average Quarterly Revenue Growth for Six Consecutive Quarters

$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
648,402
789,404
980,181
1,418,750
1,515,645
1,894,976
2,310,248
2,176,249
2,733,683
3,305,891
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07

Assured Financial Results

Quarterly Revenues

Strong Quarterly Growth Year / Year
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
2005
2006
2007
$648,402
$1,515,645
2,733,683
$789,404
$1,894,976
3,305,891
$980,181
$2,310,248
$1,418,750
$2,176,249
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr

Our Business Model: Single Store Economics

Scrips/day	50	100	150
Monthly scrips (22 days)	1,100	2,200	3,300
Revenues/scrip	$130	$130	$130
Monthly Revenues	$143,000	$286,000	$429,000
Gross Profit (GM @ 24%)	34,320	68,640	102,960
Store Operating Expenses	30,410	33,842	37,274
Store – EBIT Monthly	3,910	34,798	65,686

Annual Revenues	$1,716,000	$3,432,000	$5,148,000
Gross Profit	411,840	823,680	1,235,520
Store Operating Expenses	364,915	406,099	447,283
Store – EBIT Annual	46,925	417,581	788,237

Our Business Model

Exceptional Service & Convenience

✓Extreme Focus on Customer
o	Monthly calls to check-in, and to provide refill assistance
o	All store personnel given financial incentive to meet monthly sale goals
o	A relationship pharmacy, we get to know our customers

✓Excellent Value Proposition
o	Accept most insurance plans
o	Free next-day delivery
o	Fill all prescriptions for entire family, not just pain medications

✓Topical Compounding
o	Enables chronic pain patients to better manage their medications
o	Not transdermal, so it doesn’t interfere with medications being taken
o	Quality product offering with high profit margins

Our Business Model

HD Smith Relationship

✓Strong National Distribution
o	4th largest drug wholesaler in U.S.; $4 billion in annual sales
o	Next day delivery of all medications

✓Attractive Business Terms
o	45-day terms on all inventory
o	90-day terms on initial inventory for new store openings
o	Closed door pharmacy pricing increases margins

✓Durable Medical Equipment Provider
o	No cost to Assured
o	Private-label catalog of 4,000 DME items under Assured brand
o	Drop-shipped to customer in Assured packaging
o	Assured’s sole responsibility is to process the payment
o	Price is not a competitive issue, as it is set by insurance
o	100%+ profit margins on many items

Our Business Model

Store Model is Very Attractive

✓Strong Economics
o	Profitable stores at 50 scripts per day
o	Staffing of one pharmacist, one technician & 1 to 3 support personnel
o	5 of 6 locations are cash flow positive, growing at 8% per month

✓Highly Scalable
o	800 to 1200 square feet; secondary & tertiary locations
o	Average investment to open pharmacy is $50K to $75K
o	90-day terms on initial inventory for new store openings
o	Most major markets should support multiple stores

Goals

2007
✓Same store sales target of $15MM to $17MM
✓5 new store openings
✓ Institutionalize salesforce
✓Gross margins approaching 30%
✓ Infrastructure in place to support 20 stores
✓Cash flow positive by Q307
✓Provide exceptional customer service

2008 and beyond …
✓National footprint; 50+ stores in three years
✓Develop pharmaceutical and other strategic relationships
✓Provide exceptional customer service

10% Convertible Preferred Stock Offering

•	Conversion Price @ $0.25

•	50% Warrant Coverage @ $0.40 / share

•	50% Warrant Coverage @ $0.50 / share

•	Full ratchet price protection

•	10% Dividend (in cash or stock at Company’s option)

Use of Proceeds

USE	AMOUNT (US $)

New Store Infrastructure	$1,000,000

New Store Working Capital	$1,500,000

General Corporate Purposes	$2,000,000

TOTAL AMOUNT	$4,500,000

Projections

Investment Opportunity
✓Proven business model
o	6 pharmacies are all cash flow positive
✓Enormous target audience
o	$100 billion market; 75MM Americans with chronic pain
✓Strong Financial Partner
o	Empire Financial Group Holding
✓Focus on shareholder value
o	Management has invested alongside
✓We are here to build a substantial company
o	50+ stores in three years

Thank You!

For additional information, please contact:
Andrew Brown
ROI Group LLC
212-495-0202
abrown@roiny.com